UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 2, 2026

Entergy Texas, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-34360	61-1435798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2107 Research Forest Drive, The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(409) 981-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2026, Entergy Texas, Inc. (the "Company") announced that effective October 5, 2026 (the “Effective Date”), David C. Borde, age 53, has been appointed as a director, Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Borde succeeded Eliecer Viamontes, who advised the Company on October 2, 2026, of his intent to resign from his positions as a director, Chairman of the Board, President and Chief Executive Officer of the Company as of the Effective Date.
Mr. Borde currently serves as the Vice President, Utility Strategy and Regulatory Initiatives of Entergy Services, LLC (“ESL”), a role he has held since March 2021. Prior to his current role, Mr. Borde served ESL and other subsidiaries of Entergy Corporation (“Entergy”) in various positions of increasing responsibility, including, Vice President, Investor Relations of ESL, from March 2016 to March 2021; Director, Utility Finance Business Partner of ESL, from January 2014 to March 2016; and Director, Corporate Development of ESL, from 2009 to January 2014. Prior to joining Entergy, Mr. Borde worked as an investment banker and practiced law at a private firm based in New York.
As the Company’s Chairman of the Board, President and Chief Executive Officer, Mr. Borde will be paid an annual base salary of $450,000 (“Base Salary”). Mr. Borde will be eligible to receive an annual cash bonus under the Entergy annual incentive program targeted at 55% of his Base Salary and to receive awards of performance units, restricted stock and stock options under the 2019 Entergy Corporation Omnibus Incentive Plan or any successor plan. The grants and awards to be made under these programs will be determined in conjunction with Entergy’s normal annual compensation review process and at levels consistent with his seniority and scope of responsibility. Mr. Borde will participate in other compensation and benefit programs generally made available to other executives of Entergy and its subsidiaries from time to time.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Texas, Inc.

By: /s/ Daniel T. Falstad
Daniel T. Falstad Senior Vice President, General Counsel and Secretary

Dated: October 5, 2026